UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2020

CRESCENT CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000, LOS ANGELES, CA		90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 235-5050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 5.03 of this Form 8-K, which is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reincorporation

On January 30, 2020, Crescent Capital BDC, Inc., (the “Company” and, prior to the Reincorporation (as defined below), the “Delaware Company”), changed its state of incorporation from the State of Delaware to the State of Maryland by merging with and into its wholly owned subsidiary Crescent Reincorporation Sub, Inc., a Maryland corporation (the “Maryland Company”), pursuant to the Agreement and Plan of Merger, dated as of September 27, 2019 (the “Reincorporation Plan of Merger,” and the transaction contemplated thereby, the “Reincorporation”), between the Delaware Company and the Maryland Company, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

As a result of the Reincorporation, the Company is now a Maryland corporation and is governed by the (a) Maryland General Corporation Law, (b) the Company’s Articles of Amendment and Restatement, which are filed as Exhibit 3.1 hereto and incorporated herein by reference (the “Maryland Charter”), and (c) the Company’s Amended and Restated Bylaws, which are filed as Exhibit 3.2 hereto and incorporated herein by reference (the “Maryland Bylaws”).

All of the directors of the Delaware Company prior to the Reincorporation remain as the directors and officers of the Company. In addition, as a result of the Reincorporation, the Company is the successor corporation to the Delaware Company under the Securities Exchange Act of 1934, as amended and succeeded to the Delaware Company’s prior reporting obligations thereunder.

The foregoing descriptions of the Reincorporation Plan of Merger, the Maryland Charter and the Maryland Bylaws are qualified in their entirety by the full text of the Reincorporation Plan of Merger, the Maryland Charter and the Maryland Bylaws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 27, 2019, between the Delaware Company and the Maryland Company

3.1	Articles of Amendment and Restatement of Crescent Capital BDC, Inc.

3.2	Amended and Restated Bylaws of Crescent Capital BDC, Inc.

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(ii) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

Date: January 30, 2020	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer